Exhibit 99.17

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the statement on Schedule 13D described below) of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Imprivata, Inc., a Delaware corporation, and (ii) agree that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of June 22, 2016.

PROJECT BRADY MERGER SUB, INC.

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Title:	President

PROJECT BRADY HOLDINGS, LLC

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Title:	President

THOMA BRAVO FUND XII, L.P.
By:	Thoma Bravo Partners XII, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO PARTNERS XII, L.P.
By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO FUND XI, L.P.
By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO FUND XI-A, L.P.
By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO EXECUTIVE FUND XI, L.P.
By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO SPECIAL OPPORTUNITIES FUND II, L.P.
By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO SPECIAL OPPORTUNITIES FUND II-A, L.P.
By:	Thoma Bravo Partners XI, L.P.
Its:	General Partner

By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO PARTNERS XI, L.P.
By:	Thoma Bravo, LLC
Its:	General Partner

By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

THOMA BRAVO, LLC
By:	/s/ S. Scott Crabill
Name:	S. Scott Crabill
Its:	Managing Partner

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